UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): August 24, 2011 (August 23, 2011)
DAWSON GEOPHYSICAL COMPANY
(Exact name of Registrant as specified in its charter)

TEXAS (State of incorporation or organization)	001-34404 (Commission file number)	75-0970548 (I.R.S. employer identification number)

508 W. WALL, SUITE 800 MIDLAND, TEXAS (Address of principal executive offices)	79701 (Zip code)
Registrant’s telephone number, including area code: (432) 684-3000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On August 23, 2011, Dawson Geophysical Company (“Dawson”), 6446 Acquisition Corp., a wholly-owned subsidiary of Dawson (“Merger Sub”), and TGC Industries, Inc. (“TGC”) entered into an amendment (the “Amendment”) to the Agreement and Plan of Merger, dated as of March 20, 2011 (the “Merger Agreement”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into TGC, with TGC continuing as the surviving corporation and a subsidiary of Dawson (the “Merger”). At the effective time of the Merger, TGC shareholders will receive 0.188 shares of Dawson common stock for each share of TGC common stock owned.
     The Amendment entered into by the parties extends the termination date of the Merger Agreement from August 31, 2011 to the business day immediately following the later of the date of (a) Dawson’s special meeting of shareholders to consider and vote on a proposal to approve the issuance of shares of Dawson common stock to TGC shareholders and (b) TGC’s special meeting of shareholders to consider and vote on a proposal to approve the Merger Agreement so long as the last meeting date is not after October 28, 2011.
     The Amendment also requires that (a) each of Dawson and TGC initiate the mailing of a joint proxy statement/prospectus (the “Proxy Statement/Prospectus”) to its shareholders within three business days after the registration statement on Form S-4 is declared effective by the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, and (b) the special meeting of shareholders of each of Dawson and TGC be called, convened and held on the 21st business day after the date that the mailing of the Proxy Statement/Prospectus is initiated to shareholders so long as the Proxy Statement/Prospectus is mailed by September 28, 2011. Accordingly, and for illustrative purposes only, if the Proxy Statement/Prospectus were to be declared effective by the SEC on August 26th, the mailing of the Proxy Statement/Prospectus would be initiated no later than August 31st, the companies’ respective shareholder meetings would be held on September 30th and the termination date would be on October 1st. However, if the Proxy Statement/Prospectus is not mailed by September 28, 2011, then either Dawson or TGC may terminate the Merger Agreement without a shareholder vote occurring.
     Except as described above, the Amendment makes no other changes to the Merger Agreement, including the provision that extends the termination date of the Merger Agreement to October 31, 2011 if on the business date immediately following the date of the latest shareholder meeting all conditions to consummation of the Merger, other than (a) clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended or (b) the absence of any judgment, injunction, order or decree in effect, or any law, statute, rule or regulation enacted, that prohibits the consummation of the Merger, have been or are capable of being fulfilled.
     The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment filed as Exhibit 2.1 hereto.

Item 8.01. Other Events.
     On August 23, 2011, Dawson and TGC issued a joint press release announcing both the execution of the Amendment and, subject to the terms of the Amendment, that both Dawson and TGC have established a record date of August 29, 2011 for their respective special meetings of shareholders. A copy of the joint press release is included herein as Exhibit 99.1 and is incorporated by reference herein. Dawson’s special meeting will be held at the offices of Baker Botts L.L.P. at 2001 Ross Avenue, Suite 1100, Dallas, Texas on the 21st business day after the date that the Proxy Statement/Prospectus is first mailed to Dawson’s shareholders.
*       *       *
     Important Information For Investors and Shareholders
     This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Subject to the terms of the Amendment, the transactions contemplated by the Merger Agreement between Dawson and TGC, including the proposed Merger and the proposed issuance of Dawson common stock in the Merger, will, as applicable, be submitted to the shareholders of Dawson and TGC for their consideration. Dawson has filed with the Securities and Exchange Commission (“SEC”) Amendment No. 2 to its registration statement on Form S-4 (commission file number 333-174843) that includes a preliminary Proxy Statement/Prospectus regarding the proposed Merger. After the registration statement has been declared effective by the SEC and subject to the terms of the Amendment, Dawson and TGC will mail the definitive Proxy Statement/Prospectus to their respective shareholders. Dawson and TGC also plan to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF DAWSON AND TGC ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders may currently obtain free copies of the Proxy Statement/Prospectus filed on June 10, 2011 and amended on July 20, 2011 and August 8, 2011, and will be able to obtain free copies of any further amendments to the Proxy Statement/Prospectus as well as other documents containing important information about Dawson and TGC, through the website maintained by the SEC at www.sec.gov. Dawson and TGC make available free of charge at www.dawson3d.com and www.tgcseismic.com, respectively (in the “Investor Relations” section), copies of materials they file with, or furnish to, the SEC, or investors and shareholders may contact Dawson at (432) 684-3000 or TGC at (972) 881-1099 to receive copies of documents that each company files with or furnishes to the SEC.
     Participants in the Proxy Solicitation
     Dawson, TGC, and certain of their respective directors and officers may be deemed to be participants in the solicitation of proxies from the shareholders of Dawson and TGC in connection with the proposed transactions. Information about the directors and officers of Dawson is set forth in its proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on December 7, 2010. Information about the directors and officers of TGC is set forth in its Amendment

No. 1 to Annual Report on Form 10-K/A, which was filed with the SEC on April 15, 2011. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement/Prospectus and other relevant materials filed with the SEC.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit
Number	Description
2.1	Amendment to Agreement and Plan of Merger, by and among Dawson, Merger Sub and TGC, dated August 23, 2011.

99.1	Press release dated August 23, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY
Date: August 24, 2011	By:	/s/ Christina W. Hagan
Christina W. Hagan
Executive Vice President, Secretary and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
2.1	Amendment to Agreement and Plan of Merger, by and among Dawson Geophysical Company, 6446 Acquisition Corp. and TGC Industries, Inc, dated August 23, 2011.

99.1	Press release dated August 23, 2011.